                                                Exhibit 10.2.1

SCHEDULE OF EXECUTIVE EMPLOYMENT AGREEMENTS

In accordance with Instruction 2 to Item 601 of Regulation S-K, Fulton Financial Corporation (the "Corporation") has omitted filing Executive Employment Agreements by and between the Corporation and the following Executive Officers because they are substantially identical in all material respects to the form of the Executive Employment Agreement filed as Exhibit 10.1 to the Corporations Current Report on Form 8-K filed January 4, 2018:

1.Mark R. McCollom
2.Curtis J. Myers
3.David M. Campbell
4.Beth Ann L. Chivinski
5.Natasha R. Luddington
6.Meg R. Mueller
7.Angela M. Sargent
8.Angela M. Snyder
9.Daniel R. Stolzer
10.Bernadette m. Taylor